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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2002


                    INNOVATIVE GAMING CORPORATION OF AMERICA
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        MINNESOTA                           22482                 41-1713864
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



333 ORVILLE WRIGHT COURT, LAS VEGAS, NEVADA                        89119
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 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (702) 614-7199


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                         Exhibit Index Appears on Page 4


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ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated February 2, 2002 which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

  99.1   Press Release dated February 2, 2002



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         INNOVATIVE GAMING CORPORATION
                                         OF AMERICA
                                         (Registrant)


Date: February 4, 2002                   By: /s/ Laus M. Abdo
                                             -----------------------------------
                                             Name: Laus M. Abdo
                                             President & Chief Financial Officer






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                                  EXHIBIT INDEX


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EXHIBIT NO.                DESCRIPTION                                                         PAGE
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
      99.1                 Press Release dated February 2, 2002                                  5

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